UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: +8862-87126958

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 29, 2021, Law Insurance Broker Co., Ltd. (“Law Broker”), a wholly owned subsidiary of Law Enterprise Co. Ltd. (“Law Enterprise”) which in-turn is a majority-owned subsidiary of China United Insurance Services, Inc. (the “Company”), received a decision letter (the “Decision Letter”) dated November 25, 2021 from the Financial Supervisory Commission (Taiwan) (the “FSC”) stating that Law Broker was fined NTD 200,000 (equivalent to approximately $7,227 USD) (the “Fine”) and one month correction period (the “Correction Period,” collectively with the Fine, the “Penalty”) by the FSC for violating Article 163 Sections 4 and 8 of the Insurance Act of Taiwan (the “Act”) Taiwan and Section 23 of Article 49 of the Regulations Governing Insurance Brokers (the “Regulation”). The FSC found that one of Law Broker’s insurance agents, within a short period of time, solicited the same customer for insurance policies from different insurance companies but the financial information of the customer in such agent’s report was different. The insurance agent and Law Broker were not able to verify the reason behind such discrepancy.

Further, the FSC found that Law Broker’s current "Customer Risk Assessment Standards for Preventing Money Laundering and Combating Terrorism," underestimated customers’ risk levels and therefore such standards may have deficiency in screening the risks of money laundering or terrorism of potential insurance customers. Lastly, FSC also ruled that Law Broker has not enhanced its due diligence review on its high-risk customers.

The Company and Law Broker will pay the Fine in full on or prior to the prescribed due date according to the Decision Letter and are in the process of adjusting their business models to regain compliance with the Act and the Regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: December 3, 2021	/s/ Yi-Hsiao Mao
Name: Yi-Hsiao Mao
Title: Chief Executive Officer